UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  05/18/2005

Technitrol, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-05375

PA	23-1292472
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

1210 Northbrook Drive, Suite 470, Trevose, PA 19053
(Address of Principal Executive Offices, Including Zip Code)

(215) 355-2900
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.    Entry into a Material Definitive Agreement

On May 18, 2005, Technitrol, Inc. held its annual shareholders meeting. At the meeting, the shareholders approved an amendment to the Technitrol Board of Directors Stock Plan to increase the number of shares of common stock authorized to be issued under the plan from 60,000 to 105,000 shares.

A copy of the Directors Stock Plan, as amended, is attached hereto as Exhibit 10.1.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits

10.1 Amended and Restated Directors Stock Plan.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Technitrol, Inc.

Date: May 18, 2005.	By:	/s/ Ann Marie Janus
Ann Marie Janus
Corporate Secretary